UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

MED-EMERG INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Province of Ontario, Canada (State or Other Jurisdiction of Incorporation)	1-13861 Commission File Number	00-0000000 (I.R.S. Employer Identification Number)

Med-Emerg International Inc.
6711 Mississauga Road, Suite 404
Mississauga, Ontario, Canada
L5N 2W3
(905) 858-1368

(Address of principal executive offices and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01 Other Events

Med-Emerg International Inc. issued a press release on January 25, 2005 (OTC BB: MDER-MDERW) announcing today that it has filed a statement of claim against Calian Technology Ltd. and a former employee of Med-Emerg, in regards to the recent contract award by Public Works and Government Services Canada to provide services to the Canadian Forces, Department of National Defence.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Media Release - January 25, 2005 - Company to challenge contract award by Department of National Defence

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005

MED-EMERG INTERNATIONAL INC.

By:	/s/ Ramesh Zacharias

Name:	Ramesh Zacharias
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Media Release - January 25, 2005 - Company to challenge contract award by Department of National Defence